EXHIBIT  24  (1)

                                POWER  OF  ATTORNEY

    I, THE UNDERSIGNED TRUSTEE/DIRECTOR OF CALVERT SOCIAL INDEX SERIES, INC. (THE "FUND"), HEREBY CONSTITUTE WILLIAM M. TARTIKOFF, SUSAN WALKER BENDER, IVY WAFFORD DUKE AND JENNIFER P. STREAKS MY TRUE AND LAWFUL ATTORNEYS, WITH FULL POWER TO EACH OF THEM, TO SIGN FOR ME AND IN MY NAME IN THE APPROPRIATE CAPACITIES, ALL REGISTRATION STATEMENTS AND AMENDMENTS FILED BY THE FUND WITH ANY FEDERAL OR STATE AGENCY, AND TO DO ALL SUCH THINGS IN MY NAME AND BEHALF NECESSARY FOR REGISTERING AND MAINTAINING REGISTRATION OR EXEMPTIONS FROM REGISTRATION OF THE FUND WITH ANY GOVERNMENT AGENCY IN ANY JURISDICTION, DOMESTIC OR FOREIGN.

    THE SAME PERSONS ARE AUTHORIZED GENERALLY TO DO ALL SUCH THINGS IN MY NAME AND BEHALF TO COMPLY WITH THE PROVISIONS OF ALL FEDERAL, STATE AND FOREIGN LAWS, REGULATIONS, AND POLICY PRONOUNCEMENTS AFFECTING THE FUND, INCLUDING, BUT NOT LIMITED TO, THE SECURITIES ACT OF 1933, THE SECURITIES EXCHANGE ACT OF 1934, THE INVESTMENT COMPANY ACT OF 1940, THE INVESTMENT ADVISERS ACT OF 1940, AND ALL STATE LAWS REGULATING THE SECURITIES INDUSTRY.

    THE SAME PERSONS ARE FURTHER AUTHORIZED TO SIGN MY NAME TO ANY DOCUMENT NEEDED TO MAINTAIN THE LAWFUL OPERATION OF THE FUND IN CONNECTION WITH ANY TRANSACTION APPROVED BY THE BOARD OF TRUSTEE/DIRECTORS.

        WITNESS  MY  HAND  ON  THE  DATE  SET  FORTH  BELOW.


DATE June 22, 2000           SIGNATURE
                             /s/ Joy V. Jones


WITNESS                      NAME  OF  DIRECTOR
                             JOY  V.  JONES

EXHIBIT  24  (2)

                                POWER  OF  ATTORNEY

    I, THE UNDERSIGNED TRUSTEE/DIRECTOR OF CALVERT SOCIAL INDEX SERIES, INC. (THE "FUND"), HEREBY CONSTITUTE WILLIAM M. TARTIKOFF, SUSAN WALKER BENDER, IVY WAFFORD DUKE AND JENNIFER P. STREAKS MY TRUE AND LAWFUL ATTORNEYS, WITH FULL POWER TO EACH OF THEM, TO SIGN FOR ME AND IN MY NAME IN THE APPROPRIATE CAPACITIES, ALL REGISTRATION STATEMENTS AND AMENDMENTS FILED BY THE FUND WITH ANY FEDERAL OR STATE AGENCY, AND TO DO ALL SUCH THINGS IN MY NAME AND BEHALF NECESSARY FOR REGISTERING AND MAINTAINING REGISTRATION OR EXEMPTIONS FROM REGISTRATION OF THE FUND WITH ANY GOVERNMENT AGENCY IN ANY JURISDICTION, DOMESTIC OR FOREIGN.

    THE SAME PERSONS ARE AUTHORIZED GENERALLY TO DO ALL SUCH THINGS IN MY NAME AND BEHALF TO COMPLY WITH THE PROVISIONS OF ALL FEDERAL, STATE AND FOREIGN LAWS, REGULATIONS, AND POLICY PRONOUNCEMENTS AFFECTING THE FUND, INCLUDING, BUT NOT LIMITED TO, THE SECURITIES ACT OF 1933, THE SECURITIES EXCHANGE ACT OF 1934, THE INVESTMENT COMPANY ACT OF 1940, THE INVESTMENT ADVISERS ACT OF 1940, AND ALL STATE LAWS REGULATING THE SECURITIES INDUSTRY.

    THE SAME PERSONS ARE FURTHER AUTHORIZED TO SIGN MY NAME TO ANY DOCUMENT NEEDED TO MAINTAIN THE LAWFUL OPERATION OF THE FUND IN CONNECTION WITH ANY TRANSACTION APPROVED BY THE BOARD OF TRUSTEE/DIRECTORS.

        WITNESS  MY  HAND  ON  THE  DATE  SET  FORTH  BELOW.




DATE June 22, 2000           SIGNATURE
                             /s/ Richard L. Baird, Jr



WITNESS                      NAME  OF  DIRECTOR
                             RICHARD  L.  BAIRD,  JR.

EXHIBIT  24  (3)

                                POWER  OF  ATTORNEY

    I, THE UNDERSIGNED TRUSTEE/DIRECTOR OF CALVERT SOCIAL INDEX SERIES, INC. (THE "FUND"), HEREBY CONSTITUTE WILLIAM M. TARTIKOFF, SUSAN WALKER BENDER, IVY WAFFORD DUKE AND JENNIFER P. STREAKS MY TRUE AND LAWFUL ATTORNEYS, WITH FULL POWER TO EACH OF THEM, TO SIGN FOR ME AND IN MY NAME IN THE APPROPRIATE CAPACITIES, ALL REGISTRATION STATEMENTS AND AMENDMENTS FILED BY THE FUND WITH ANY FEDERAL OR STATE AGENCY, AND TO DO ALL SUCH THINGS IN MY NAME AND BEHALF NECESSARY FOR REGISTERING AND MAINTAINING REGISTRATION OR EXEMPTIONS FROM REGISTRATION OF THE FUND WITH ANY GOVERNMENT AGENCY IN ANY JURISDICTION, DOMESTIC OR FOREIGN.

    THE SAME PERSONS ARE AUTHORIZED GENERALLY TO DO ALL SUCH THINGS IN MY NAME AND BEHALF TO COMPLY WITH THE PROVISIONS OF ALL FEDERAL, STATE AND FOREIGN LAWS, REGULATIONS, AND POLICY PRONOUNCEMENTS AFFECTING THE FUND, INCLUDING, BUT NOT LIMITED TO, THE SECURITIES ACT OF 1933, THE SECURITIES EXCHANGE ACT OF 1934, THE INVESTMENT COMPANY ACT OF 1940, THE INVESTMENT ADVISERS ACT OF 1940, AND ALL STATE LAWS REGULATING THE SECURITIES INDUSTRY.

    THE SAME PERSONS ARE FURTHER AUTHORIZED TO SIGN MY NAME TO ANY DOCUMENT NEEDED TO MAINTAIN THE LAWFUL OPERATION OF THE FUND IN CONNECTION WITH ANY TRANSACTION APPROVED BY THE BOARD OF TRUSTEE/DIRECTORS.

        WITNESS  MY  HAND  ON  THE  DATE  SET  FORTH  BELOW.



DATE June 22, 2000           SIGNATURE
                             /s/ Barbara J. Krumsiek


WITNESS                      NAME  OF  DIRECTOR
                             BARBARA  J.  KRUMSIEK

EXHIBIT  24  (4)

                                POWER  OF  ATTORNEY

    I, THE UNDERSIGNED TRUSTEE/DIRECTOR OF CALVERT SOCIAL INDEX SERIES, INC. (THE "FUND"), HEREBY CONSTITUTE WILLIAM M. TARTIKOFF, SUSAN WALKER BENDER, IVY WAFFORD DUKE AND JENNIFER P. STREAKS MY TRUE AND LAWFUL ATTORNEYS, WITH FULL POWER TO EACH OF THEM, TO SIGN FOR ME AND IN MY NAME IN THE APPROPRIATE CAPACITIES, ALL REGISTRATION STATEMENTS AND AMENDMENTS FILED BY THE FUND WITH ANY FEDERAL OR STATE AGENCY, AND TO DO ALL SUCH THINGS IN MY NAME AND BEHALF NECESSARY FOR REGISTERING AND MAINTAINING REGISTRATION OR EXEMPTIONS FROM REGISTRATION OF THE FUND WITH ANY GOVERNMENT AGENCY IN ANY JURISDICTION, DOMESTIC OR FOREIGN.

    THE SAME PERSONS ARE AUTHORIZED GENERALLY TO DO ALL SUCH THINGS IN MY NAME AND BEHALF TO COMPLY WITH THE PROVISIONS OF ALL FEDERAL, STATE AND FOREIGN LAWS, REGULATIONS, AND POLICY PRONOUNCEMENTS AFFECTING THE FUND, INCLUDING, BUT NOT LIMITED TO, THE SECURITIES ACT OF 1933, THE SECURITIES EXCHANGE ACT OF 1934, THE INVESTMENT COMPANY ACT OF 1940, THE INVESTMENT ADVISERS ACT OF 1940, AND ALL STATE LAWS REGULATING THE SECURITIES INDUSTRY.

    THE SAME PERSONS ARE FURTHER AUTHORIZED TO SIGN MY NAME TO ANY DOCUMENT NEEDED TO MAINTAIN THE LAWFUL OPERATION OF THE FUND IN CONNECTION WITH ANY TRANSACTION APPROVED BY THE BOARD OF TRUSTEE/DIRECTORS.

        WITNESS  MY  HAND  ON  THE  DATE  SET  FORTH  BELOW.


DATE June 22, 2000           SIGNATURE
                             /s/ D. Wayne Silby




WITNESS                      NAME  OF  DIRECTOR
                             D.  WAYNE  SILBY

EXHIBIT  24  (5)

                                POWER  OF  ATTORNEY

    I, THE UNDERSIGNED TRUSTEE/DIRECTOR OF CALVERT SOCIAL INDEX SERIES, INC. (THE "FUND"), HEREBY CONSTITUTE WILLIAM M. TARTIKOFF, SUSAN WALKER BENDER, IVY WAFFORD DUKE AND JENNIFER P. STREAKS MY TRUE AND LAWFUL ATTORNEYS, WITH FULL POWER TO EACH OF THEM, TO SIGN FOR ME AND IN MY NAME IN THE APPROPRIATE CAPACITIES, ALL REGISTRATION STATEMENTS AND AMENDMENTS FILED BY THE FUND WITH ANY FEDERAL OR STATE AGENCY, AND TO DO ALL SUCH THINGS IN MY NAME AND BEHALF NECESSARY FOR REGISTERING AND MAINTAINING REGISTRATION OR EXEMPTIONS FROM REGISTRATION OF THE FUND WITH ANY GOVERNMENT AGENCY IN ANY JURISDICTION, DOMESTIC OR FOREIGN.

    THE SAME PERSONS ARE AUTHORIZED GENERALLY TO DO ALL SUCH THINGS IN MY NAME AND BEHALF TO COMPLY WITH THE PROVISIONS OF ALL FEDERAL, STATE AND FOREIGN LAWS, REGULATIONS, AND POLICY PRONOUNCEMENTS AFFECTING THE FUND, INCLUDING, BUT NOT LIMITED TO, THE SECURITIES ACT OF 1933, THE SECURITIES EXCHANGE ACT OF 1934, THE INVESTMENT COMPANY ACT OF 1940, THE INVESTMENT ADVISERS ACT OF 1940, AND ALL STATE LAWS REGULATING THE SECURITIES INDUSTRY.

    THE SAME PERSONS ARE FURTHER AUTHORIZED TO SIGN MY NAME TO ANY DOCUMENT NEEDED TO MAINTAIN THE LAWFUL OPERATION OF THE FUND IN CONNECTION WITH ANY TRANSACTION APPROVED BY THE BOARD OF TRUSTEE/DIRECTORS.

        WITNESS  MY  HAND  ON  THE  DATE  SET  FORTH  BELOW.


DATE June 22, 2000           SIGNATURE
                             /s/ Terry Mollner


WITNESS                      NAME  OF  DIRECTOR
                             TERRY  MOLLNER